UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULED 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[	]	Preliminary Proxy Statement
[	]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[	]	Definitive Proxy Statement
☒	Definitive Additional Materials
[	]	Soliciting Material Pursuant to sec.240.14a-12

Edison International

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

______________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies:

______________________________________________________________________________

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

______________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction:

______________________________________________________________________________

(5)	Total fee paid:

______________________________________________________________________________

[	]	Fee paid previously with preliminary materials.

______________________________________________________________________________

[ ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

_____________________________________________________________________________

(2)	Form, Schedule or Registration Statement No.

_____________________________________________________________________________

(3)	Filing Party:

_____________________________________________________________________________

(4)	Date Filed:

_____________________________________________________________________________

These telephone voting instructions replace those filed with the Securities and Exchange Commission on March 28, 2006, and are marked to show revisions. These instructions became available to certain shareholders on March 30, 2006.

1-800-652-8683 (in the United States and Canada)

1-781-575-2300 (Outside the United States and Canada)

Caller requesting to vote proxy as recommended by the Board of Directors:

IVR:	Welcome to Computershares’s Express Voting Service. <pause>

To vote, you’ll need to supply some information from your proxy card, this will only take a moment. If you don’t have your card handy, feel free to hang-up and call back when you’re ready. To start, please enter the control number (pause), this is the 6 digit number that is circled and located in the colored bar on the front of the card.

Caller:
IVR:	Next, I’m going to need your holder account number. This number is underlined and located next to the control number. Please enter that number now, excluding any letters or leading zeroes.
Caller:
IVR:	Thank you, please hold while I verify those numbers.
This message will play repeatedly until the host system responds	three seconds of silence followed by...) ...still verifying (three more seconds of silence)...please continue to hold...
IVR:	Ok, you’ll be voting your proxy for...
Edison International

Before you can vote, I need to verify one last piece of information. Located on the proxy card next to the underlined account number is a box that contains your proxy access number. Please enter that number now.

Caller:
IVR:	Thank you, please hold while I verify that number...

This message will play repeatedly until the host system responds	(three seconds of silence followed by...) ...still verifying...
IVR:	Ok, now to cast your vote....
IVR:	You can vote one of two ways. To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. To vote one proposal at a time, press 2.
Caller:	Presses 1
IVR:

Deleted Text: [Before processing your vote there is also one question we would like to ask you. If you would like to discontinue mailing proxy materials to this account press 1 for yes press 2 for no or to cancel and start the voting process from the beginning press star.]

New Text:: Before processing your vote there is also one question we would like to ask you. If you receive more than one set of proxy materials at the address shown on your proxy card and have no need for the extra copies, please press 1 otherwise press 2, or to cancel and start the voting process from the beginning press star.

Caller:	Presses 1
IVR:	If you’re planning on attending the annual meeting, press 1. Otherwise, press 2
Caller:	Presses 1
IVR:	Ok, just to confirm. You’ve elected to vote all proposals in accordance with the recommendations of the Board of Directors.
IVR:	If this is correct, press 1; to hear how you voted again, press 2 and to change your vote, press 3.
Caller:	Presses 1
IVR:	Please hold while I record your vote.
This message will play repeatedly until the host system responds	(three seconds of silence followed by...) ...please continue to hold...
IVR:

Your vote has been recorded. It is not necessary for you to mail in your proxy card and we look forward to seeing you at the meeting. If you have another proxy card or wish to change your vote, press 1, otherwise I’m now going to end this call.

Caller:	timeout
IVR:	Thank you for voting, goodbye.

Caller:	Hang-up.

Caller requesting to vote proxy one proposal at a time, voting for all nominees:

IVR:	Welcome to Computershares’s Express Voting Service. <pause>

To vote, you’ll need to supply some information from your proxy card, this will only take a moment. If you don’t have your card handy, feel free to hang-up and call back when you’re ready. To start, please enter the control number (pause), this is the 6 digit number that is circled and located in the colored bar on the front of the card.

Caller:
IVR:	Next, I’m going to need your holder account number. This number is underlined and located next to the control number. Please enter that number now, excluding any letters or leading zeroes.
Caller:
IVR:	Thank you, please hold while I verify those numbers.
This message will play repeatedly until the host system responds	three seconds of silence followed by...) ...still verifying (three more seconds of silence)...please continue to hold...
IVR:	Ok, you’ll be voting your proxy for...
Edison International

Before you can vote, I need to verify one last piece of information. Located on the proxy card next to the underlined account number is a box that contains your proxy access number. Please enter that number now.

Caller:
IVR:	Thank you, please hold while I verify that number...
This message will play repeatedly until the host system responds	(three seconds of silence followed by...) ...still verifying...

IVR:	Ok, now to cast your vote....
IVR:	You can vote one of two ways. To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. To vote one proposal at a time, press 2.
Caller:	Presses 2
IVR:	Ok, let’s vote on each proposal.
IVR:	Proposal number 1. The Board of Directors recommends a vote for all nominees.

You have three ways to vote this item. You can vote for all nominees, withhold from all nominees or withhold from individual nominees. To vote for ‘all’ nominees, press 1; withhold from all, press 2 or withhold from individual nominees, press 3. To cancel and start over, press star.

Caller:	Presses 1
IVR:	Okay, voting for all nominees
IVR:	Proposal number 2. For which the Board of Directors recommends a vote "for". To vote, "for", press 1; vote "against", press 2; or to "abstain", press 3.
Caller:	Presses 1
IVR:	Proposal number 3. For which the Board of Directors recommends a vote "against". To vote, "for", press 1; vote "against", press 2; or to "abstain", press 3.
Caller:	Presses 2
IVR:

Deleted Text: [Before processing your vote there is also one question we would like to ask you. If you would like to discontinue mailing proxy materials to this account press 1 for yes press 2 for no or to cancel and start the voting process from the beginning press star.]

New Text: Before processing your vote there is also one question we would like to ask you. If you receive more than one set of proxy materials at the address shown on your proxy card and have no need for the extra copies, please press 1, otherwise press 2, or to cancel and start the voting process from the beginning press star.

Caller:	Presses 1
IVR:	If you are planning to attend the annual meeting, press 1 otherwise press 2.
Caller:	Presses 2
IVR:	Ok, you’ve finished voting but before we process your vote let me list your choices and then you can confirm your vote at the end.

You’ve elected to vote as follows....
For proposal number 1, you voted for all nominees
You voted for proposal number 1.
You voted against proposal number 2

If this is correct, press 1; to hear how you voted again, press 2 and to change your vote, press 3.
Caller:	Presses 1
IVR:	Please hold while I record your vote.
This message will play repeatedly until the host system responds	(three seconds of silence followed by...) ...please continue to hold...
IVR:

Your vote has been recorded. It is not necessary for you to mail in your proxy card and we look forward to seeing you at the meeting. If you have another proxy card or wish to change your vote, press 1, otherwise I’m now going to end this call.

Caller:	timeout
IVR:	Thank you for voting, goodbye.
Caller:	Hang-up.

Caller requesting to vote proxy one proposal at a time, withholding from specific nominees:

IVR:	Welcome to Computershares’s Express Voting Service. <pause>

To vote, you’ll need to supply some information from your proxy card, this will only take a moment. If you don’t have your card handy, feel free to hang-up and call back when you’re ready. To start, please enter the control number (pause), this is the 6 digit number that is circled and located in the colored bar on the front of the card.

Caller:
IVR:	Next, I’m going to need your holder account number. This number is underlined and located next to the control number. Please enter that number now, excluding any letters or leading zeroes.
Caller:
IVR:	Thank you, please hold while I verify those numbers.
This message will play repeatedly until the host system responds	three seconds of silence followed by...) ...still verifying (three more seconds of silence)...please continue to hold...
IVR:	Ok, you’ll be voting your proxy for...
Edison International

Before you can vote, I need to verify one last piece of information. Located on the proxy card next to the underlined account number is a box that contains your proxy access number. Please enter that number now.

Caller:
IVR:	Thank you, please hold while I verify that number...
This message will play repeatedly until the host system responds	(three seconds of silence followed by...) ...still verifying...
IVR:	Ok, now to cast your vote....
IVR:	You can vote one of two ways. To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. To vote one proposal at a time, press 2.

Caller:	Presses 2
IVR:	Ok, let’s vote on each proposal.
IVR:	Proposal number 1. The Board of Directors recommends a vote for all nominees.

You have three ways to vote this item. You can vote for all nominees, withhold from all nominees or withhold from individual nominees. To vote for ‘all’ nominees, press 1; withhold from all, press 2 or withhold from individual nominees, press 3. To cancel and start over, press star.

Caller:	Presses 3
IVR:	Okay, we will withhold the nominees you specify...
For each nominee listed on your card, there is a corresponding two-digit number. Enter the number corresponding to the nominee you want to withhold.
Caller:	Presses 0 2
IVR:	Ok, withholding from nominee number....
...two.
To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees you wish to withhold press zero. If you’ve made a mistake and want to start over, press star.
Caller:	Presses 0 4
IVR:	Ok, withholding from nominee number....
...four.
To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees you wish to withhold press zero. If you’ve made a mistake and want to start over, press star.
Caller:	Presses 0 6
IVR:	Ok, withholding from nominee number....
...six.
To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees you wish to withhold press zero. If you’ve made a mistake and want to start over, press star.

Caller:	Presses 0
IVR:	Ok, finished withholding for nominees
IVR:	Proposal number 2. For which the Board of Directors recommends a vote "for". To vote, "for", press 1; vote "against", press 2; or to "abstain", press 3.
Caller:	Presses 1
IVR:	Proposal number 3. For which the Board of Directors recommends a vote "against". To vote, "for", press 1; vote "against", press 2; or to "abstain", press 3.
Caller:	Presses 1
IVR:

Deleted Text: [Before processing your vote there is also one question we would like to ask you. If you would like to discontinue mailing proxy materials to this account press 1 for yes press 2 for no or to cancel and start the voting process from the beginning press star.]

New Text: Before processing your vote there is also one question we would like to ask you. If you receive more than one set of proxy materials at the address shown on your proxy card and have no need for the extra copies, please press 1, otherwise press 2, or to cancel and start the voting process from the beginning, press star.

Caller:	Presses 1
IVR:	If you are planning on attending the annual meeting, press 1. Otherwise, press 2
Caller:	Presses 1
IVR:	Ok, you’ve finished voting but before we process your vote let me list your choices and then you can confirm your vote at the end.
You’ve elected to vote as follows....
For proposal number 1, you voted for all nominees except nominee...
2, 4 and 6
You voted for proposal numbers 2
You voted against proposal number 3
If this is correct, press 1; to hear how you voted again, press 2 and to change your vote, press 3.
Caller:	Presses 1

IVR:	Please hold while I record your vote.
This message will play repeatedly until the host system responds	(three seconds of silence followed by...) ...please continue to hold...
IVR:

<earcon> Your vote has been recorded. It is not necessary for you to mail in your proxy card and we look forward to seeing you at the meeting. If you have another proxy card or wish to change your vote, press 1, otherwise I’m now going to end this call.

Caller:	timeout
IVR:	Thank you for voting, goodbye.
Caller:	Hang-up.